THE ARBITRAGE FUNDS

The Arbitrage Credit Opportunities Fund

(the “Fund”)

Supplement dated June 22, 2018 to the Statement of Additional Information

dated September 30, 2017, as supplemented to date

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.  Effective August 6, 2018, The Arbitrage Credit Opportunities Fund will change its name to the Water Island Credit Opportunities Fund. The Fund’s portfolio manager, investment objective and investment strategies will not change.

All references in the Statement of Additional Information to The Arbitrage Credit Opportunities Fund are hereby replaced by reference to the Water Island Credit Opportunities Fund.

2.  In addition, effective August 6, 2018, Water Island Capital, LLC has contractually agreed to increase the expense reimbursements it provides to the Fund by lowering the contractual expense limitation, until September 30, 2020, to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.23% of the Fund’s average daily net assets allocable to the Class R shares, 0.98% of the Fund’s average daily net assets allocable to the Class I shares, 1.98% of the Fund’s average daily net assets allocable to the Class C shares, and 1.23% of the Fund’s average daily net assets allocable to the Class A shares. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the date of the expense waiver

The second entry in the first table under “INVESTMENT ADVISER” on page 48 of the SAI is hereby deleted and replaced with the following:

	Advisory Fee Rate (based on	Average Fees Paid for Fiscal Years Ended
Fund	average daily net assets	May 31, 2015	May 31, 2016	May 31, 2017
Water Island Credit Opportunities Fund	0.95% of the first $250 million 0.90% on the next $500 million 0.85% on assets above $750 million(1)	0.74%	0.75%	0.70%

(1)         Prior to August 6, 2018, the advisory fee rate for the Water Island Credit Opportunities Fund (formerly The Arbitrage Credit Opportunities Fund) was 1.00% on all assets.

The second bulleted paragraph under the section entitled “INVESTMENT ADVISER” on page 49 of the SAI is hereby deleted and replaced with following:

•                  For the Water Island Credit Opportunities Fund, expenses are limited to annual rates of 1.23% of the Fund’s average daily net assets allocable to the Class R shares, 0.98% of the Fund’s average daily net assets allocable to the Class I shares, 1.98% of the Fund’s average daily net assets allocable to the Class C shares, and 1.23% of the Fund’s average daily net assets allocable to the Class A shares. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the date of the expense waiver.

The first sentence of the paragraph immediately following the bulleted paragraphs under the section entitled “INVESTMENT ADVISER” on page 49 is hereby deleted and replaced with the following:

The Expense Waiver and Reimbursement Agreements for The Arbitrage Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund expire on September 30, 2018, and the Expense Waiver and Reimbursement Agreement for the Water Island Credit Opportunities Fund expires on September 30, 2020.

Please retain this supplement for future reference.